Domino’s Pizza Investor Day 2008 Domino’s Pizza Leadership Team October 28, 2008 Exhibit 99.1

Forward-Looking Statements
2
This presentation and our accompanying comments may contain “forward-looking statements.” These statements relate to future events or our future financial performance and involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to differ materially from these expressed or implied by these forward-looking statements. Although we believe that the expectations reflected in the forward-
looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements. We caution you not to place undue reliance on forward-looking statements, which reflect our analysis only and speak only as of the date of this presentation. We undertake no obligation to update the forward-
looking statements to reflect subsequent events or circumstances.
This presentation contains trade names, trademarks and service marks of other companies. We do not intend our use or display of other parties’ trade names, trademarks and service marks to imply a relationship with, or endorsement or sponsorship of, these other parties.

Today’s Agenda
A Context: When the “Game Began to Change”
The Turnaround Plan – Our Current Position
2009 and Beyond…
Supply Chain Costs – a Range of Possibilities
Q&A
Lunch: New Store Concept and Test Product Review
Financial Overview
Q&A
International – Master Franchisee Perspective
Q&A
Closing

A Context: When the “Game Began to Change” Domino’s Pizza 2005 – 2008 David A. Brandon Chairman & CEO

Pizza Industry Traffic & Check

Percent Change vs. Year Ago
Essentially a 6-Year Negative Trend
-1.5%
-2.4%
-4.5%
2.6%
3.0%
1.7%
3.8%
3.3%
0.5%
0.0% -1.5%
2.5%
2002 2003 2004 2005 2006 2007
Party Check
Transactions
Source: The NPD Group/CREST

6 7% -2% 4% -3% -1% 5% -1% 2% 1% 4% 0% -2% Party Check Transactions Percent Change vs. Year Ago 2002 2003 2004 2005 2006 2007 Source: The NPD Group/CREST Domino’s Pizza Traffic & Check

Domino’s Overview – Circa 2005
National Marketing was driving strong results
Franchisee attitudes and behavior
The results of our environment and strategy
– Store growth
– Strong unit economics
– Heavy reliance on national promotions / marketing
– National Advertising Fund growth

Marketing Spend

National
(TV – Print PR)
Co-Op
(Spot TV – Radio –
Print)
Local
(Box-toppers,
local sponsorships)
3% of sales in 2004
4% of sales in 2005
5% of sales in 2006
5% of sales in 2007
4% of sales in 2008
Avg. 2.3% of sales in ‘04
Avg. 1.5% of sales in ‘05
Avg. 0.5% of sales in ‘06
Avg. 0.5% of sales in ‘07
Avg. 2% of sales in ‘08
Store by store decision
Averages 3% - 5% of
sales
Highly dependent on
franchisee resources and
confidence

History of National Promotions
Q1 Q2 Q3 Q4
Full Year - Weeks
of National TV
2008
BFD &
Brooklyn/Philly
(5.2%) Comp
444 Promotion
(5.1%) Comp
Gotham City
Pizza
(6.1%) Comp
Oven-Baked
Sandwiches
20
2007
Cheesy Garlic
Bread Pizza
(2.9%) Comp
Brooklyn/Philly &
555 promotion
2.1% Comp
Philly/Brooklyn &
1 week of Oreo
(1.6%) Comp
3 weeks Oreo &
Crispy Melt Pizza
(3.5%) Comp
29
2006
Spectacular
Sevens/555 Deal
(3.8%) Comp
XLP one-topping
$9.99
(4.9%) Comp
Super Six Mix &
Brownies (2 wks)
(3.1%) Comp
Brownies &
Brooklyn Pizza
(4.4%) Comp
38
2005
555 Deal
11.2% Comp
Cheeseburger
Pizza
6.9% Comp
555 Deal
1.1% Comp
Steak Fanatics
Pizza
1.7% Comp
34
2004
$.99 Cheesy Dots
w/large 1 topping
(0.9%) Comp
Philly Cheese
Steak Pizza
2.1% Comp
555 Deal
8.0% Comp
Doublemelt Pizza
(0.2%) Comp
25

Learning from the Past: 2005

Strategy & Tactics
– “555” became a sub-brand of Domino’s Pizza
– Low cost delivered pizza option – VARIETY and VALUE
– Drove ticket and traffic
– Other (LTO) promotions drove only ticket
Implications
– Traffic decline was happening, but not for DPZ due to the success of
“555”
– Part of success was securing another national roll-up from franchisees for 2006
Jan/Feb/March April May/June July/August
Sept/Oct
Nov/Dec
Oct

Learning From the Past: 2006
Strategy & Tactics
– Knew rolling ’05 comps would be tough
– Had more national TV weeks (38 vs. 34)
– Pursued aggressive ticket growth strategy (through LTO/bundles)
– Delivery charges were rolling out fast
Implications
– Bad test reads and bad market timing
• 555 success skewed tests from the previous year
• Missed the consumer (ticket too high – too fast)
– Bundles drove ticket, but traffic fell at a faster rate (LTOs underperformed)
– Secured another roll-up from franchisees for 2007
– Delivery charge (“consumer tax”) - further negative traffic pressure
Feb/Mar Jan/Feb Apr/May May/June June/July August Aug/Sept Nov/Dec Oct

Learning from the Past: 2007
Strategy & Tactics
– Rolling weak comps (9 less TV weeks due to media inflation/alternative media investments)
– Continued with LTO promotions – national events dominated calendar
– Local store marketing (LSM) campaigns were most successful
• Q2 positive comps
– Increased prices (both menu and delivery) during year as costs rose
Implications
– LTO events didn’t drive traffic
– The steadily-rising ticket was weakening traffic more
– Comps were weak – the system was relying on national promotions that weren’t working – no roll-up for 2008!

Nov  Feb/Mar
Jan April May June July Oct Sept July/Aug Nov/Dec

Back to the Present: 2008

Strategy & Tactics
– “You Got 30” message – heavy reliance on LSM
– “Chased” value message based on consumer malaise (BFD failure led to
444 promotion launch)
– Started attacking traffic issue (sandwich tests and roll-out)
– Stepped-up R&D – get out of LTOs and into menu/day part expansion
Implications To-Date
– “You Got 30” message didn’t change trends
– 444 message performed OK, but didn’t sustain traffic growth
– Fewer weeks on TV – competitors gained “share of voice” advantage
– Sandwiches growing traffic after years of decline
Feb
Jan.
Feb/Mar Mar/Apr
Apr/May
May/June
July
Gotham
City Pizza
$9.99

The Consequences: Franchisee Reactions 2005: Happiness! Love the roll-up Signed up for increased roll-up in 2006 National marketing doing much of the “work” Costs “in check” – making lots of money! 14

2006: What Happened?
Must be a blip…rolling
over tough comps
Costs are moving…but
store economics still
good
Let’s “give Ann Arbor
another chance”
– Rolled-up again for 2007
– Less local
spending/activity
The Consequences:
Franchisee Reactions

2007: What the Hell Happened?
National promotions “don’t work any more”
Less money for Ann Arbor for 2008 (no roll-up)
Some increase in local store marketing
Environment getting tougher – increasing costs are
a major problem!
The Consequences:
Franchisee Reactions

2008: When will it End?
Agency / client learning curve
Reduced share of voice
– Less weeks on national TV
than in many years!
Continued traffic declines and
tremendous cost inflation
“No matter what I do, it isn’t
working” – store level
economics lousy
Hope on the horizon – promising
test products and new media
strategy  (no more LTOs!)
The Consequences:
Franchisee Reactions

The Consequences: Store Growth
Total
2001 2002 2003 2004 2005 (’01-’05)
DPZ U.S.
Store Count
4,813 4,848 4,904 5,008 5,092 +279
Pizza Hut
Store Count
6,569 6,503 6,400 6,306 6,254 -315
Papa John’s
Store Count
2,589 2,585 2,574 2,565 2,599 +10

Historically Steady Growth

Consequences: Store Growth DPZ U.S. Open Close Net 2005 172 88 84 2006 126 75 51 2007 138 126 12 2008 (through Q3) 71 140 (69) 19 Growth declined as sales declined

Consequences: Unit Economics Squeezed Sales Declines Profits Squeezed Higher Minimum Wage Higher Food Cost Lower Traffic Higher Delivery Cost Decreasing Advertising 20

Consequences: Unit Economics
Historically Now
• Growing Sales
• Low Cost Volatility
• High ROI
• Good stores sold at lower multiples
• Bad stores sold at “fire-sale” rates
• More upside potential than ever
$150-$250K to build Bargains available

What We’ve Learned…
Traffic growth is key – bring excitement back to
Domino’s Pizza
– Sustainable, organic growth
– Today’s traffic = tomorrow’s same-store sales results
LTOs don’t drive sustained traffic
– Need product platforms, not “product-of-the-month”
– Need day part expansion
Need timely consumer insight and strategic response
– Delivery charge “management”
– Better pricing model (“barbell”)
– Menu strategy

The 2008 Turnaround Plan Patrick Doyle President, Domino’s USA

Traffic Builder – Near Term New product appeal New day part 24

Sandwiches Results from Test
Drove strong traffic and increased sales
40% of sandwich orders included a pizza
Sandwiches increased customer frequency by 30%
– Improves the overall profitability of each customer
Sandwiches skewed towards carry-out (better margins)
Sandwich customers reported:
– High product satisfaction
– High repurchase intent
– Better perception of Domino’s

Sandwiches – National Roll-Out
Results from the first couple of weeks show that:
– Traffic is strong – the best results in over a year
– Early sales results promising
– Sandwiches are over 20% of mix
– Still skewing towards carry-out (especially at lunch)
– 40% of sandwich orders include a pizza
– Driving strong lunch sales (but we’re also selling a lot at dinner)
– So far, national results are coming in close to test results

Menu Strategy: New Product Platforms
Value – Large party, small party & carry out
Premium – Local Legends
Day part / menu expansion / variety – sandwiches & pasta
Core pizza – improve!
Ticket – Desserts, sides and beverage
Online – Enabler for broader menu, higher ticket

Menu Strategy
New Product Platforms
Pasta Perfecta
Local Legends
Three Cheese Mac-n-Cheese
Italian Sausage Marinara
Chicken Alfredo
Chicken Carbonara
Pasta Primavera
Philly Cheese Steak
Honolulu Hawaiian
Memphis Barbecue Chicken
Cali Chicken Bacon Ranch
Pacific Coast Veggie
Buffalo Chicken Pizza

Menu Strategy New Product Platforms Ready-To-Go Chicken Traditional and boneless Six sauce flavors Only in select stores Three hot-hold, ready-to-go items 29

Improve Current Product Improved core pizza product – Dough – Sauce – Cheese – Toppings Respect the Food 30

More Advertising Asking franchisees for a roll-up in national advertising Looking at options for partnership funding Enough advertising to support all product and promotional initiatives 31

Average Ticket Per Eater
Year Ending 2007
Source: The NPD Group/CREST
Pizza Delivery
Charge + Tip
$3- 4
+19%
+15%
+13%

+17%
Pricing: Perception vs. Reality
$4.20
$4.76
$5.72
$6.57
$8.21
$10.00
$5.14
$6.20
0
2
4
6
8
10
2001 2002 2003 2004 2005 2006 2007
Total QSR
QSR Pizza
Pizza Delivery - Party of 2
Pizza Delivery - Party of 4

Pricing Lessons: “$-Eye” Don’t over-price the single pie Don’t increase delivery charge too much Cull down coupons Expand day part (lunch, late night) Leverage online ordering 33

“A,” “B” and “F” Franchisees’ YTD Stats
“A” Franchisees “B” Franchisees “F” Franchisees
Franchisees 143 829 247
Stores 933 2895 644
Avg. Stores/Fran 6.5 3.5 2.5
2008 AWUS YTD 13,460 11,311 9,412
2008 PCYA -5.0% -5.9% -8.5%
2008 DOT % 77.3% 76.3% 75.5%

Store Development & Recruitment
On track to open 100 -120 stores (125 opened in
2007)
70 new franchisees in the system YTD (vs. 93 for full
year 2007)
58 potential franchisees have attended Discovery Day
Plans are in place to save and transfer as many at-risk
stores as possible

U.S. Store Growth Expectations
Open 100 to 120
Close 225 to 250
Net -100 to -150
Bill Kapp leading financial effort
– Working to prevent closures
– Even A’s and B’s struggling to finance purchases in past few weeks
Transition to store growth driven by sales growth

Prefer Quality vs. Quantity Gulfport Vision 20/20 store 37

2009 and Beyond

Russell Weiner, CMO
Domino’s and Michigan: my new home!
“Classically-trained marketer”
– Consumer brands (Pepsi, Phillip Morris)
– Company and agency side
General management
– Large projects, large teams, agency relationships
Collaborative philosophy
– Attracts talent and drives results

Why I’m Here The Domino’s team The Domino’s brand Upside potential! Can make a difference Karma 40

The next 90 days…

Forge a Lighthouse Identity for the Domino’s brand
– Grounded in consumer insights
– Informed by our past and inspired by the future
Lighthouse drives brand decisions
– Store design
– Advertising & Communications
– Innovation

Innovation Philosophy…

Long-Term Approach
• 30 days and 30 years
Quality, Quality, Quality!
• We’re delivery. We’re service. We’re 30 minutes…
AND the FOOD is great
• Deliciously Fast
Born out of a rational business need…Developed with an
emotional POV that makes it uniquely Domino’s
Drive incremental growth and profitability

Our Vision for the Menu Then and Now (Handouts) 43

Operators of the Future Closer to 5+ stores on average per franchisee All “A” and “B” franchisees No “F” franchisees Targeted exceptions for external franchisees 44

Team USA of the Future Contribute more EBITDA Test platforms People pipeline 45

Maintain & Grow Stores Same store sales increases...leverage “the four walls” Targeted real estate improvements Focus on struggling stores during tough times Grow as business improves 46

Future Unit Economics
Need to assume that costs won’t dramatically change
– Minimum wage increases staying
– Commodities might flatten, might not
– Delivery costs probably won’t improve
– If costs decrease, we have upside
The way we will strengthen unit economics is to grow
the top line
– “Grow your way to greatness”

Commodities and Costs David Mounts, EVP Supply Chain

Q3 2008 Update Commodities tough, but… a better outlook – Domino’s commodity index – Domino’s food basket Holy cow… what’s up with cheese? What we’re doing about it 49

Commodities Update – External Real Time

Date Cheese Pork Boxes Wheat Wings Sauce Beef Diesel/Fuel Electric Kickers Natural Gas
October 17, 2008 $1.79 $0.88 127.7 $6.40 $1.04 $63.00 $0.91 $77.46 $61.60 $1.29 $6.79
10 Yr Average $1.41 $0.82 97.16 $3.95 $0.87 $53.22 $0.79 $39.01 $62.19 $0.88 $5.35
Unit
USD / Pound USD / Pound Index USD / Bushel USD / Pound USD / Pound USD / Barrel USD / MWh USD / Pound USD / MMBTU
Ten Year Average
Domino's Commodity Index - 10 Year
60.00
80.00
100.00
120.00
140.00
160.00
180.00
200.00
DCI 10 Year Avg. of DCI

Commodities – Last Two Years, Ugh. Why??? 51 Domino's Commodity Index - 2 Year 60.00 80.00 100.00 120.00 140.00 160.00 180.00 200.00 DCI 2 Year Avg. of DCI

Crude (blue) vs. Corn Futures Commodities - Energy and Food For 8 of 10 Years Not Correlated 52

But Then Corn Correlated Two Years And Corn Leads Beef, Pork, Chicken, Soy, Wheat Crude (blue) vs. Corn Futures 53

Q3 Culprits – Fuel on Everything
Cheese Stayed High and…
Kickers
$0.00
$0.20
$0.40
$0.60
$0.80
$1.00
$1.20
$1.40
$1.60
Chicken
Beef
$0.00
$0.20
$0.40
$0.60
$0.80
$1.00
$1.20
Beef
Sauce*
$0.00
$10.00
$20.00
$30.00
$40.00
$50.00
$60.00
$70.00
Paperboard
0
20
40
60
80
100
120
140
Sauce
Boxes

Commodities – Internal Food Basket Core Products Fixed or Contract Pizza Cheese Dough and Crust Chicken Wings Floating Fuel Sauce Vegetables Meats Boxes 55

An indication of food cost to store
Hypothetical store - $10K/week AWUS
Heavily influenced by price of cheese
Cheese and dough are approximately 50% of the price
of the basket
Competitive comparison quarterly
Commodities – Internal Food Basket

Price Basket - Trending
2,000
2,200
2,400
2,600
2,800
3,000
3,200
3,400
3,600
3,800
4,000
1 2 3 4 5 6 7 8 9 10 11 12 13
Period
2005
2006
2007
2008
Cheese Inc. - $147
Cheese Inc. - $165
Dough Inc. – Phased in P1 & P2
Wing ‘K’ ends – inc. $55 Cheese inc. $87
Cheese Inc. - $108
Box ‘K’, P&P, Meat Inc. –
Total of $48
Cheese Inc. - $106

Increases of DCI and Food Basket 2006 2007 YTD 2008 DCI (1.74) (1.53%) 24.82 21.85% 47.01 41.39% Food Basket ($83.85) (2.73%) $230.10 7.48% $499.25 16.23% Increase over 2005 58

3 Party Price Comparison 3 Qtr Differences Competitor 1 9.15% Competitor 2 15.50% Competitor 3 10.71% 59 rd rd

Holy Cow…What’s Up With Cheese?
Not moving with oil
Supply / demand tight in dairy, particularly cheese
International prices above U.S. – strong foreign demand
Butter has not carried its weight until recently
High farm input prices for feed
– Causing liquidations and productivity reductions

Holy Cow…What’s Up With Cheese?
Summer
High gas and other high prices decreased domestic
demand
Milk flowed into cheese and powder increasing supply
International buying then picked up
Fall
Seasonal school milk tightened domestic demand
Cheese buyers replenished inventories, increasing
demand

Holy Cow…What’s Up With Cheese?
This just in:
Global financial crisis impacting key drivers
– High export demand
– High farm cost
Global demand softening
International supply increasing
International prices have dropped, reducing exports of
cheddar
Two forecasts for 2009
Soft demand $1.50 – $1.60
Moderate demand $1.70 – $1.80
Sources:  USDA, Leprino, IAG

What are We Doing About all This?

New contract strategies:
– Better supply contracts
– Locked in prices via forwards
– End-to-end price and logistics savings
New operating efficiencies:
– Drove fewer miles
– Used less fuel
– More efficient warehouses

Panel Q&A

What’s Next?  Lunch!
Brandon Solano, VP Brand Innovation
Vision 20/20 store
New product operations
Sampling test products at our “chef’s table” in the test
kitchen
– Taste products that have been or are in test
– Not guaranteed to roll out nationally
Brand strategy at work!

Web-cast Break for Lunch Back Around 1:15 p.m. EST

Financial Overview Wendy Beck, CFO

Agenda Asset Backed Securitization (ABS) ABS 101 Revolver Liquidity Free Cash Flow Operational considerations Labor & Product Mix Foreign currency impacts Long Range Outlook 68 68

ABS Facility – Key Terms
$1.6B Senior ABS debt    – 5.961% cash interest rate
$0.1B Subordinated debt – 7.629% cash interest rate
$1.7B Total funded debt   – 6.059% cash interest rate
$150M revolver facility
Senior debt wrapped with insurance
“Full-company securitization” secured with most cash
flows of the company
Fixed rate with no amortization for 5 years
Two possible 1-year extensions

ABS Time Line
70 70
April 16, 2007 - $1.7 billion ABS Debt Facility funded
• 6.06% fixed cash interest rate
• Also includes $150 million unfunded revolver
April 16, 2014 – Maturity if both 1-year extensions exercised
If not refinanced after 5 or 7 years:
• 30-Year Legal Maturity
• 100% of cash flow beyond servicing fee amortizes
April 16, 2012 – 5-year expected maturity,
• Extensions likely to be more attractive than refinancing
5 Yrs
7 Yrs
1 Yr
30 Yrs

October 28, 2008 – Investor Day, 1 year and 6 months after ABS

ABS Waterfall 71

Debt Service Coverage Ratio (DSCR)
– Defined as Collections / Senior Interest Expense
– Collections cannot be calculated using publicly-disclosed
information, but it tracks closest to EBITDA
– EBITDA performance would need to drop by $65 - $75M annually before first trigger is reached
– Triggers:
Est EBITDA % of water-
Trigger           drop fall trapped (*)
First $65-$75M        25%
Second              $75-$85M    50%
Third     $95-$105M 100%
– (*) Waterfall is after interest and minimal G&A service fee
72 72

ABS DSCR Extreme Stress Test 73 2009 Assumptions: – Domestic Net Store Growth (500) – Domestic Same Store Sales Growth (10%) Results: – Our DSCR still exceeds the first trigger

Current Credit Markets - Insurers
Bond insurers have experienced credit issues
– MBIA and Ambac wrapped our ABS debt facility
Insurer Impact on Domino’s
– Insurers’ troubles do not impact our current debt
facility or debt costs
– Availability of future ABS-type debt facility diminished in current economic climate
74 74

Current Credit Markets – Revolver Lenders
75 75
In Q4, one of Domino’s lenders declared bankruptcy
–
Lender’s troubles do not impact our current
senior or subordinated debt or debt costs
–
Our revolver is likely impacted, though
–
However, we do NOT need the revolver for
operating needs

Revolver
Revolver facility
– Original Capacity $150.0mm
– Capacity Lost ($90.0mm)
– Current Capacity $60.0mm
– Less: LCs outstanding      ($38.3mm)
– Total Currently Available $21.7mm
Letters of Credit (LCs): unfunded commitments pledged to
insurance companies or lessors
Current LCs: $ 31.2M self-insurance reserves, $7.1M for
supply chain center leases and other

Liquidity
Main source is, and has always been, our free cash flow
We generate FCF of over $1M per week, on average (please see chart on next page)
We have unrestricted cash of $20.1M at the end of Q3
The current revolver, as well as previous revolver facilities, have not been used for working capital needs, but instead for dividend payments and opportunistic share repurchases
We are exploring alternative sources of liquidity for maximum flexibility but, again, we do not need the revolver for operating needs

Domino’s Free Cash Flow
• Free Cash Flow = cash flow from operations minus CapEx
• 2005-2007 are pro-forma to reflect the current debt level

$77
$81
$54
$65
2005 PF 2006 PF 2007 PF LTM Q3 2008
Domino's Free Cash Flow ($ millions)

Uses of Free Cash Flow 79 Return of Capital Share Repurchases Dividend Payments Debt Repayments Reinvest in the Business

Debt & Liquidity Summary
Comfortable with our capital structure and terms
of our ABS debt facility
Debt facility with:
– 6.06% fixed interest rates
– A 5-year term with two 1-year extensions
Business model with low cash needs that
generates strong operating cash flow
80 80

Operational Considerations:
Minimum Wage Impact
Most corporate markets had 2008 and 2009 increases:
Min. Rate 2007 2008 2009
– Fed Min Wage $5.85 $6.55 $7.25
– Florida $6.67 $6.90 $7.25
– Minnesota $6.15 $6.55 $7.25
– Arizona $6.75 $6.90 $7.25
– North Carolina $6.15 $6.55 $7.25
– Maryland $6.15 $6.55 $7.25
Expected cost increase in 2008 and 2009 is about 1%
of sales each year, assuming no other changes

Operational Considerations: Food Cost Comparison Lowest to Highest Food Cost % Bread Pizza Pasta Chicken Sandwich Beverage 82

Foreign Currency Impact
International royalties are earned in local currencies
When the U.S. dollar strengthens, we receive fewer
U.S. dollars for the same amount of local currency
Currency has helped us to a limited extent the last
several years, as the U.S. dollar has weakened
This impact has turned negative for the 4   quarter, as
the U.S. dollar has strengthened

th

Impact for Our Major Currencies
= Weaker $ is Favorable to DPII EBITDA

2008 Full Year
Projected vs. 2007
2009 Projected
vs. 2007
British Pound
Euro
Mexican Peso
Canadian Dollar
Australian Dollar
Japanese Yen
Korean Won
= Flat
= Stronger $ is Unfavorable to DPII EBITDA
* See safe harbor statement relating to forward-looking statements

Foreign Currency Impact

Q4 2008 FX rates are estimated using consensus forecasts taken October 13, 2008
FX rates are volatile and further changes will impact results
Year-Over Year
Figures in $ millions, except per-share data
2008 Q3 2008 Q4 YE 2008
YTD Forecast Forecast 2009
Gross Royalty
Sales Impact $71.0 ($78.3) ($7.3)
Revenues
Impact $1.5 ($2.2) ($0.7)
Estimated
Dilutes EPS $0.02 ($0.02) ($0.01)
?

Long Range Outlook & Possibilities
• Long Range Outlook and Possibilities do not constitute specific earnings guidance. Domino’s does not provide quarterly or annual earnings estimates. See safe harbor statement relating to forward looking statements.
Long Range Bull Middle Bear
Outlook Case Case Case
Top Line Growth
- Domestic Same Store Sales +1% to +3% 5% 2% -2%
- International Same Store Sales +3% to +5% 6% 4% 2%
- Net Units 200 to 250 300 150 -50
     Domestic 0 -100 -250
     International 300 250 200
- Global Retail Sales +4% to 6% 7% 4% 0%
2009 Possibilities

Q&A

Domino’s Pizza Michael Lawton EVP Domino’s Pizza International

International – A Big Piece of the Pie
Represented 3,469 stores across 60 markets¹
– 3-year store count CAGR of 8.1%
Accounted for over 40% of global retail sales
– Posted $2.2 billion in Retail Sales in 2007
– 3-year retail sales CAGR of 15%²
Made up 30% of DPZ operating income³
In 2007, Domino’s International Division…
¹ Store count as of  YE 2007
² International Retail Sales  CAGR from 2004 - 2007
³ Based on adjusted  operating income from 2007

90 Q3 2008 marks the 59 consecutive quarter of positive same store sales th

International Leadership with
Significant Upside
¹ Based on 2007 YE total store count
² Potential store count based on Domino’s Pizza International estimates
Top 10 Markets
YE 2007             Delivery Market
Stores Position Potential Store Count
Mexico 566 #1 700
United Kingdom 467 #1 900
Australia 405 #1 550
South Korea 289 #3 350
Canada 277 #3 400
Japan 180 #3 700
India 176 #1 400
Taiwan 122 #2 150
France 121 #1 700
Turkey 84 #1 300
TOTAL 2,687 5,150

Market Highlights
Smaller markets: Greece and Israel
– Greece reached critical mass and began TV ads for the first time
– Israel is growing phenomenally lately and Domino’s is the #1 pizza brand in the country
Medium-sized markets: Malaysia and Saudi Arabia
– Domino’s stores in Malaysia are expanding outside of Kuala Lumpur
– 46 stores in Saudi Arabia as sales continue to grow

Market Highlights
Continued success: France, Netherlands and India
– France recently began advertising on TV
Up and coming market: Brazil
– Strong growth from new partners
– Building more stores - currently in Rio and São Paulo is next target
New market: Indonesia, Qatar and Shanghai
– First store in Jakarta opened in August

Continuing Success: 2008 Milestones!
750
Stores operated by Domino’s Pizza Enterprises
(Australia, New Zealand, Netherlands, France, Belgium)

300
Stores operated by Domino’s Pizza Korea
200
Stores operated by Domino’s Pizza India
100
Stores operated by Domino’s Pizza Turkey

95 25 Anniversary of Domino’s Pizza International th

Michael Berkman – Grupo Mozzarella
International Area Franchisee
Domino’s Pizza International Franchisee
since 1993
Began career as sub-franchisee for
ALSEA in Mexico
– Became the largest sub-franchisee in
Mexico
Michael is now the Master Franchisee for
Panama, Costa Rica and Honduras
Joint Venture with the Master Franchisee
of Peru
Clipped the ribbon on the 3,000
th
international store

Domino’s Pizza Michael Berkman – Grupo Mozzarella

Agenda Grupo Mozzarella - Current Status How Did We Get There? Maintaining One Brand, One System Continuing Success Q&A 98

Grupo Mozzarella Where We Are Today 99

International Master Franchise Model

DPZ
Ann Arbor, Michigan
Master Franchisee:
ALSEA
Distribution
System
Corporate
Stores
Sub- Franchise Stores
(Grupo Mozzarella)
Royalty
Royalty
Store Profits
Distribution
System Profits
Where Grupo
Mozzarella Started

International Master Franchise Model

DPZ
Ann Arbor, Michigan
Master Franchisee:
Grupo Mozzarella
Distribution
System
Corporate
Stores
Royalty
Store Profits
Distribution
System Profits
Where Grupo
Mozzarella is Today

o
1993: Sub-franchised first store in Mexico from ALSEA
• Quickly became the top sales store in Mexico
o
1996: Opened stores in two Wal-Mart stores
• First Domino’s stores in Mexico to open inside another retail outlet
o
1997: El Rosario store joins Domino’s Million Dollar Club
o
2000: Opens first store outside of Mexico City
o
2004: Becomes Mexico’s biggest sub-franchise with 27
stores
o
2005: ALSEA purchases all of Grupo Mozzarella’s stores
Grupo Mozzarella - How it All Began

Grupo Mozzarella Mexico Yearly Sales 1993 – 1998 ($ in Millions) 1995 1996 1997 1998 $2.6 $4.2 $4.8 1994 1993 $.45 $1.4 $6.8 210% 89% 61% 14% 42% 103

2001 2002 2003 2004 $9.3 $9.6 $11.4 2000 1999 $7.3 $8.2 $13.3 13% 13% 3% 18% 17% 7% 104 And the Success Continued… Yearly Sales 1999 – 2004 ($ in Millions)

How Did We Do It?
People
– Robust training for all Managers, Customer Service Representatives,
Pizza Makers and Drivers
– Strong relationships with suppliers, customers and the community
Intense focus on a quality product
Service: store operations built around 30-minute guarantee
Investment in the new store image, computer systems and
store-owned motorcycles.

Grupo Mozzarella’s
Move to Central and South America
Panama
– 1989: First Domino’s store opens in Panama
– 2005: Grupo Mozarella enters Panama and opens the sixth store
– 2008: Plans to open the 11   store by year end
Costa Rica
– 1996: First Domino’s Pizza store opens in Costa Rica
– 2006: Grupo Mozzarella enters Costa Rica and shortly opens the eighth and ninth stores in the country

th

Grupo Mozzarella’s
Move to Central and South America
Peru
– 1992: First store opens in Peru
– 2006: Grupo Mozarella enters into a Joint Venture with the Bolona
Family
– 2008: Operating 21 stores in Peru
Honduras
– 1987: First ever Domino’s Pizza store opens in Latin America
– 2008: Grupo Mozarella enters Honduras with plans to open stores number 10 and 11 in 2009
11

Market Opportunity - Panama

Republic of Panama
– Population of 3.4 Million
Panama Economics
– Dollarized Economy
– 37% below poverty line and 6.4% unemployment
Economic activities: banking, Panama Canal, construction
and tourism
Competition – Pizza Hut, Tamburelli, Leonardos and
Sbarro

Market Opportunity - Costa Rica
Republic of Costa Rica
– Population of 4.5 Million…..smaller than West Virginia!
Costa Rican Economics:
– 13% devaluation of currency, the Colon, in 2008
– 16% below poverty line and 4.6% unemployment
Economic activities: agriculture, call centers and tourism
Competition – Pizza Hut, 2X1 Pizza and Papa John’s

Market Opportunity - Honduras

Republic of Honduras
– Population of 7.4 Million
– Tegucigalpa– 1.2 Million
Honduras Economics:
– Currency is the Lempiras
– 50% below poverty line and 27% unemployment
Primary economic activities: agriculture (coffee) and tourism
Competition – Pizza Hut, Little Caesar’s and Sbarro

Grupo Mozzarella in Panama Annual Sales ($ in millions) 2005 2006 2007 2008 $1.9 $2.5 $3.1 $4.8 32% 21% 56% $1.1 71% 2004 111

Grupo Mozzarella in Costa Rica Annual Sales ($ millions) 2005 2006 2007 2008 $1.7 $2.2 $2.4 $2.8 25% 9.5% 18.9% $1.4 22% 2004 112

Grupo Mozzarella in Honduras Annual Sales ($ millions) 2005 2006 2007 2008 $1.5 $1.7 $2.5 $2.8 16% 48% 12% $1.2 17% 2004 113

8,000   Domino’s Pizza Store Opening
January 2006
Grupo Mozzarella clipped the ribbon on the 3,000
international store in Panama City
– 5,000   store in the U.S. opened simultaneously in Huntley, Illinois
Celebration included fireworks and a visit from Panama’s
First Lady
Kicked off a program, “Gracias, Panama” where Grupo
Mozzarella donated 8,000 pizzas to local charities

th
th
th

115

Best Practices from Central America Local store marketing – Direct mail – Massive door hanging events Support system of strong area supervisors Focusing on financial results: sales and profits 116

GRUPO MOZZARELLA CENTRAL AMERICA Stores before.... Grupo Mozzarella Stores Before Remodel 117

GRUPO MOZZARELLA CENTRAL AMERICA New Image Grupo Mozzarella – New Image 118

One Brand – One System
Same Core Strategy:
– Focus on delivery
Marketing:
– Same brand, logo and consumer promise
Operations:
– Same layouts, training and people focus
Quality Control:
– Same core products across the globe
– Conduct audits and approve local suppliers

Localization
Store Operations
– Central American stores often have sit-down area
• People in developing countries prefer dining out
• Over 50% is carry-out or in-store dining business
Local Product Adaptations
– Crust, sauce and cheese remain the same as Domino’s
U.S.
– Toppings and side items, if they meet Domino’s
specifications, are our local twist

Teriyaki Pizza in Peru – Mozzarella Cheese – Peppers – Onions – Mushrooms – Chicken – Teriyaki Sauce 121 Local Product Adaptations

GRUPO MOZZARELLA CENTRAL AMERICA PROMOTIONS Recognize this Promotion? 122

GRUPO MOZZARELA CENTRAL AMERICA PROMOTIONS “2X Tuesday” in the United States… “2X1 Everyday” Limited-Time Promotion in Costa Rica 123

Continuing Success in
Central America
Change stores to the new Vision 20/20 image
Optimize pricing
Call Center (a single phone number for the region)
Consolidate suppliers for more effective buys
Streamline promotions between the Central American countries

What’s Next for Grupo Mozzarella
Store opening events
– Company motorcycle caravans
– Free pizzas to team members’ families
– Mobil unit
– Massive flyer distribution
– Press
Expanding to other countries
– Currently  a Joint Venture with Peru
– Goal is to also be in El Salvador and Nicaragua
Exciting promotions
– Any pizza $7.99 - Panamá
– 2X1 for 15 days - Costa Rica
– Mega-Deal - Honduras

Thank you! Questions?